UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2005

Delphax Technologies Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-10691	41-1392000
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12500 Whitewater Drive, Minnetonka, Minnesota		55343-9420
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-939-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On December 7, 2005, Delphax Technologies Inc. issued a press release announcing financial results for the three months (fourth quarter) and fiscal year ended September 30, 2005. A copy of this release is filed as Exhibit 99.1 to this report. The press release is also available on the Company's website, which is www.delphax.com.

Item 9.01 Financial Statements and Exhibits.

c) Exhibits

99.1 Press release issued December 7, 2005 - Delphax Technologies Inc. Reports Profitable Fourth Quarter and Year

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Delphax Technologies Inc.

December 7, 2005	By:	Jeffrey S. Mathiesen

Name: Jeffrey S. Mathiesen
Title: Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	99.1 Press release issued December 7, 2005 - Delphax Technologies Inc. Reports Profitable Fourth Quarter and Year